UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2006

                                  CKRUSH, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                         0-25563                65-0648808
(State or other jurisdiction of       (Commission File         (IRS Employer
incorporation or organization)             Number)          Identification No.)

1414 Avenue of the Americas, Suite 406
New York, New York                                                  10019
(Address of principal executive offices)                          (Zip Code)

                                 (212) 755-1944
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

     On March 9, 2006, we filed a press release reporting that our common stock has begun trading on the Over The Counter Bulletin Board under the ticker symbol CKRH. A copy of the press release is attached as an exhibit to this report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     Exhibit Number                  Description
     --------------                  -------------
         99                          Press Release dated March 9, 2006



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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  March 9, 2006                        CKRUSH, INC.
                                             (Registrant)



                                             By:  /s/ Jeremy Dallow
                                                  -----------------
                                                  Jeremy Dallow
                                                  President


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
                                  EXHIBIT INDEX

Exhibit Number            Description                                   Page
---------------           -------------                                ------
99                        Press Release dated March 9, 2006              5


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